Exhibit 99.2

CERTIFICATION OF CHIEF EXECUTIVE
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, Steven A. Schumm, the Interim Chief Financial Officer of CC V Holdings, LLC and CC V Holdings Finance, Inc. (collectively, the “Company”) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that the Company’s Annual Report on Form 10-K for the period ended December 31, 2002 (the “Report”) filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and
•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Steven A. Schumm Steven A. Schumm Interim Chief Financial Officer April 18, 2003